                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2006

              SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number 333-29903

               Utah                                  30-0123229
      (State of incorporation)           (IRS Employer Identification No.)

      503 Washington Avenue, Suite 2D
               Newtown, PA                              18940
 (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (215) 968-0200

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

The Registrant  issued a press release on September 25, 2006, a copy of which is attached  hereto  and  the  information  in  which  is  incorporated  herein  by reference.

Item 9.01.        Financial Statements and Exhibits

Exhibit 1         Press release dated September 25, 2006.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOVEREIGN EXPLORATION ASSOCIATES
                                 INTERNATIONAL, INC.

                                  By: /s/ Robert D. Baca
                                      Robert D. Baca
                                      President and Chief Executive Officer

Dated:        September 26, 2006